Exhibit 99.1

Intermolecular Announces New Developments in Its Relationship with Micron

SAN JOSE, Calif., November 23, 2015 -- Intermolecular, Inc. (NASDAQ: IMI) - a leader in engineered materials solutions - today announced that its Collaborative Development Program (“CDP”) agreement with Micron Technology, Inc. (“Micron”) will conclude on April 1, 2016.  “Micron is a valued customer that Intermolecular hopes to serve well into the future, but the CDP model has proven too restrictive for both companies,” stated Bruce McWilliams, President and CEO of Intermolecular. “Under the terms of the agreement, next April is the first opportunity for the companies to end the CDP, and last week we received Micron’s notice of termination effective April 1, 2016.  Until then, the companies will continue to work together under the terms of the CDP agreement, and we will seek to transition Micron’s DRAM work to our new business model.”

The CDP agreement, which currently relates solely to DRAM technology, is one of the company’s last remaining agreements under its legacy CDP business model and will account for roughly one-third of the revenue Intermolecular receives from Micron in 2015.  Micron’s notice of termination does not affect Intermolecular’s revenue guidance for the fourth quarter of 2015.

About Intermolecular, Inc.

Intermolecular® is the world’s leading pure play supplier of products and services for the evaluation of high technology engineered thin-film materials. Intermolecular provides solutions to advanced technical problems in thin-film materials development for next generation technology products.  Intermolecular utilizes proprietary methods to accelerate deep and rapid understanding of the characteristics of thin-film engineered materials. The company’s products and services consist of information products, tools, and materials formulations that enable its customers’ R&D departments to efficiently evaluate, select and integrate materials that are critical to their next generation products.  Intermolecular’s product solutions create significant economic value for its customers by enabling them to rapidly discover and create new options for mission-critical materials decisions. Founded in 2004, Intermolecular is based in San Jose, California.  “Intermolecular” and the Intermolecular logo are registered trademarks; and “HPC” is a trademark of Intermolecular, Inc.; all rights reserved. Learn more at www.intermolecular.com.

Forward-Looking Statements

Statements made in this press release that are not statements of historical fact are forward-looking statements.  Forward-looking statements are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to, but are not limited to, our announcement related to our current customer contracts; efforts to expand our product offerings; expectations regarding our future revenue; and anticipated growth in our current markets through expansion of existing customer programs.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from expectations, including but not limited to: our ability to execute on our strategy, prove our business model and remain technologically competitive in rapidly evolving industry conditions; commercial acceptance of our HPC platform and methodology as effective R&D tools; our ability to achieve and sustain profitability; the ability of our customers to achieve their announced product roadmaps in a timely manner; the extent to which we are able to successfully extend and expand relationships with existing customers; our ability to manage the growth of our business; the rapid technology changes and volatility of the customers and industries we serve; our potential need for future capital to finance our operations; and other risks described in our 2014 Form 10-K and our quarterly reports on Form 10-Q, each as filed with the SEC and available at www.sec.gov, particularly in the sections titled “Risk Factors.” Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management's good faith belief as of that time with respect to future events.  We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.  Accordingly, investors should not place undue reliance on any forward-looking statements.

CONTACT:

Rick Neely

Intermolecular, Inc.

Sr. Vice President and Chief Financial Officer

rick.neely@intermolecular.com

+1.408.582.5430